BLACKROCK FUNDS V

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated May 31, 2022 to the Prospectus, dated April 29, 2022

The following changes are made to the Fund’s Prospectus:

The section of the Prospectus captioned “Details about the Fund — How the Fund Invests — Other Strategies – Borrowing” is deleted in its entirety and replaced with the following:

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Borrowing — The Fund may borrow for investment purposes, including indirectly through a wholly owned special purpose vehicle, or for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the rules and regulations thereunder and any applicable exemptive relief.

The section of the Prospectus captioned “Details about the Fund — How the Fund Invests — Investment Risks — Borrowing Risk” is deleted in its entirety and replaced with the following:

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Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund (including indirectly through a wholly owned special purpose vehicle that employs borrowing) interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Shareholders should retain this Supplement for future reference.

PRO-SIO-0522SUP